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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 January 8, 2001
                          ----------------------------
                Date of Report (Date of earliest event reported)


                           GENERAL CREDIT CORPORATION
                 ----------------------------------------------
             (Exact name of Registrant as specified in its charter)


         New York                         0-28910               13-3895072
--------------------------------        ----------           -------------------
(State or other jurisdiction of        (Commission             (IRS Employer
 incorporation or organization)        File Number)          Identification No.)


           370 Lexington Avenue, Suite 2000, New York, New York 10017
           ----------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (212) 697-4441
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              (Registrant's telephone number, including area code)


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS

         On July 18, 2000 the Company and its wholly owned subsidiary corporation DDI Acquisition Corp. ("Acquisition") entered into an Agreement and Plan of Merger and Reorganization (the "Agreement") with Diamond Dealing.com, Inc. ("DDI") pursuant to which, subject to certain conditions precedent, Acquisition was to be merged with and into DDI. On January 8, 2001, the Company and DDI entered into a Termination Agreement mutually terminating the Agreement with no transaction being consummated and no transaction currently being contemplated between the Company and DDI.

         As a result of the termination of the Agreement with DDI, the Company continues to investigate possible business combination opportunities.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of businesses acquired

                  None.

         (b)      Pro forma financial information

                  None.

         (c)      Exhibits

                  10.46 Termination Agreement dated January 8, 2001.

                  99.1  Press Release dated January 9, 2001.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   GENERAL CREDIT CORPORATION
                                                   (Registrant)



         Date: January 9, 2001                     By: /s/ Irwin Zellermaier
                                                       -------------------------
                                                       Irwin Zellermaier,
                                                       Chief Executive Officer







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                                INDEX TO EXHIBITS

         Exhibit No.       Description
         -----------       -----------

         10.46             Termination Agreement dated January 8, 2001.

         99.1              Press Release dated January 9, 2001.